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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report incorporation by reference in this registration statement of our report dated August 12, 1999 included in Colorado MEDtech Inc.'s Form 10-K for the year ended June 30, 1999 and to all references to our Firm included in this registration statement.


Denver, Colorado,
 December 28, 1999.